                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.1a-11(c) or (S)240.1a-12


                            Kaneb Services, Inc.
          --------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                            Kaneb Services, Inc.
          --------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11;*

     4)  Proposed maximum aggregate value of transaction:

     *Set forth amount on which the filing is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:


Notes:

                            KANEB SERVICES, INC.
                           2400 Lakeside Boulevard
                           Richardson, Texas 75082

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held May 20, 1994


To the Stockholders of
     Kaneb Services, Inc.

     Notice is hereby given that the Annual Meeting of Shareholders of Kaneb Services, Inc. (the "Company") will be held at 100 N. Broadway, Wichita, Kansas 67202, at 10:00 a.m., Central time, on May 20, 1994, for the following purposes:

     (1)  To elect a board of directors;

     (2) To consider and vote upon a proposal to approve the Kaneb Services, Inc. 1994 Stock Incentive Plan in the form attached as Appendix A to the Proxy Statement; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 20, 1994, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     Stockholders are cordially invited to attend the meeting in person. Those who will not attend and who wish their stock voted are requested to sign, date and promptly mail the enclosed proxy for which a stamped return envelope is provided.

                              By Order of the Board of Directors



                              Stephen M. Hoffner
                              Vice President and Secretary



Dallas, Texas
April 25, 1994



     WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD PROMPTLY. IF YOU ATTEND THE MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.

                              KANEB SERVICES, INC.
                            2400 Lakeside Boulevard
                            Richardson, Texas 75082

                                PROXY STATEMENT

                    SOLICITATION AND REVOCABILITY OF PROXIES


     This Proxy Statement is furnished in connection with the solicitation of proxies of the holders of Common Stock on behalf of the Board of Directors of Kaneb Services, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 20, 1994, at 100 N. Broadway, Wichita, Kansas 67202, at 10:00 a.m. Central time, or at any adjournment of such meeting. Copies of the Notice, Proxy Statement and form of proxy are being mailed to stockholders on or about April 25, 1994.

     A proxy received by management of the Company may be revoked by the stockholder giving the proxy at any time before it is exercised. However, mere attendance at the meeting will not itself have the effect of revoking the proxy. A stockholder may revoke his proxy by notification in writing (or in person if he attends the meeting) given to Stephen M. Hoffner, Vice President and Secretary of the Company, 2400 Lakeside Boulevard, Richardson, Texas 75082. A proxy may also be revoked by proper execution of a proxy bearing a later date.
A proxy in the accompanying form when properly executed and returned will be voted in accordance with the instructions contained therein. A proxy received by management which does not withhold authority to vote or on which no specification has been indicated will be voted in favor of the proposals set forth in the proxy.

     The Company's principal executive offices are located at 2400 Lakeside Boulevard, Richardson, Texas, 75082, and its telephone number is (214) 699-4000.

     The cost of preparing and mailing the proxy, Notice and Proxy Statement will be paid by the Company. In addition to mailing copies of this material to all stockholders, the Company has retained D.F. King & Co. to request banks and brokers to forward copies of such material to persons for whom they hold stock of the Company and to request authority for execution of the proxies. The Company will pay D.F. King & Co. a fee of $4,000.00, excluding expenses, and will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

     At the date of this Proxy Statement, the management of the Company does not know of any business to be presented at the meeting other than as set forth in the Notice accompanying this Proxy Statement. If any other business should properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such business in accordance with the judgment of the persons named in the proxy.

             COMMON STOCK OUTSTANDING AND PRINCIPAL HOLDERS THEREOF

     The Board of Directors of the Company has fixed the close of business on April 20, 1994, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. At that date there were outstanding 32,510,682 shares of Common Stock of the Company, and the holders thereof of record on that date will be entitled to one vote for each share held by them for each proposition to be presented at the meeting.

     As of April 12, 1994, all directors and officers of the Company as a group owned beneficially an aggregate of 2,767,978 shares, representing 8.3% of the outstanding shares of Common Stock of the Company. Such ownership number includes 936,436 shares which can be acquired by officers and directors of the Company during the next 60 days pursuant to the exercise of outstanding stock options.

     The following table sets forth information with respect to the shares of the Company's Common Stock owned of record or beneficially as of April 12, 1994, by all persons who own of record or are known by the Company to own beneficially more than 5% of such class of securities:


Name and Address                   Type of     Number     Percent
 of Stockholder                    Ownership   of Shares  of Class
- - - - - - - ----------------                   ----------  ---------  ---------
Gabelli Group (1)                  Beneficial  2,783,509       8.6%
19 Rector Street
New York, New York 10006

Wisconsin State Board              Beneficial  3,021,000       9.3%
Investment Board
121 East Wilson Street
Madison, Wisconsin  53703

(1) According to information contained in Amendment No. 10 to Schedule 13-D, dated July 22, 1993, filed with the Securities and Exchange Commission ("S.E.C.") pursuant to the Securities Exchange Act of 1934 (the "1934 Act"). The Gabelli Group consists of Gabelli Funds, Inc., Gamco Investors, Inc., Gabelli & Company, Inc. and two other affiliates.

                             ELECTION OF DIRECTORS

     At the Annual Meeting of Stockholders of the Company, six directors, constituting the entire Board of Directors of the Company, are to be elected by the holders of Common Stock to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified. All six nominees proposed by the Board of Directors of the Company for election by the holders of Common Stock are incumbent directors. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such should occur prior to the meeting, proxies which do not withhold authority to vote for directors will be voted for a substitute in accordance with the best judgment of the person or persons voting.

     The enclosed form of proxy provides a means for stockholders to vote for all the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees.
Each properly executed proxy received in time for the meeting will be voted as specified therein. If a stockholder does not specify otherwise, the shares represented by his or her proxy will be voted for the nominees listed therein or as noted above for other nominees selected by the Board of Directors. Unless a stockholder who withholds authority votes in person at the meeting or votes by means of another proxy, the withholding of authority will have no effect upon the election of directors because the Company's By-Laws provide that directors are elected by a plurality of the votes cast. However, the shares held by each stockholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

Nominees for Directors

     The following table sets forth (i) the name and age of each nominee listed in the enclosed form of proxy, (ii) his principal occupation, (iii) the year during which he first became a director of the Company and (iv) the number of shares of Common Stock beneficially owned by him at April 12, 1994. Each nominee has sole voting power and sole investment power with respect to the shares attributed to him.


                                                             If Applicable,            Shares of Common   Percent
                                                             Year First               Stock Beneficially  of Out-
                                                             Become a                     Owned at        standing
Name                       Principal Occupation              Director          Age     April 12, 1994(1)  Shares
- - - - - - - ----                       --------------------              --------------    ---     -----------------  --------
John R. Barnes             Chairman of the Board,                1986           49          1,615,160         4.8%
                           President and Chief Executive
                           Officer of the Company

C.E. Bentley               President of Bentley                  1979           72            163,633         *
                           Investment Corp., a
                           private investment firm(2)

Preston A. Peak            President of P.A. Peak,               1987           71             30,000         *
                           Inc., a general partner of
                           Dorchester Hugoton, Ltd.,
                           an oil and gas exploration
                           and production partnership(3)

Sangwoo Ahn                General Partner of                    1989           55            101,000         *
                           Morgan Lewis Githens & Ahn,
                           an investment banking firm(4)

James R. Whatley           Investments(5)                        1956           67             91,933         *

Ralph A. Rehm              President and Chairman of             1991           48             28,507         *
                           Vericon Systems, Inc., a
                           private investment firm (6)

- - - - - - - ------------------------------------------------------------------------------------------------------------------

*Less than one percent.

(1) Shares listed include those beneficially owned by the person indicated, his spouse or children living at home and those subject to options exercisable by him within the next 60 days.
(2) Mr. Bentley has been President of Bentley Investment Corp. for more than the past five years.
(3) Mr. Peak has held the position described above for more than the past five years.
(4) Mr. Ahn has been a partner of Morgan Lewis Githens & Ahn for over five years and currently serves as a director of Broadcasting Partners, Inc., Haynes international, Inc., Interactive Technologies, Inc. PAR Technology Corp. and Quaker Fabric Corporation.
(5) Mr. Whatley previously served as Chairman of the Board of Directors of the Company from February 1981 until April 1989 and also serves as a director of United Financial Group, Inc..
(6) Mr. Rehm is currently performing consulting services on behalf of several of the Company's foreign subsidiaries. He previously was engaged in financial consulting services for Northlake Consultants from June 1989 to May 1990, prior to which he served as Senior Vice President of Finance and Administration of the Company from December 1986.

 Executive Officers

     The following table sets forth the names, ages and positions with the Company of the executive officers of the Company.

                                                                       Years of Service
Name                                Office                    Age         In Office
- - - - - - - ----                                ------                    ---      ----------------
John R. Barnes               Chairman of the                  49             7
                             Board, President and Chief
                             Executive Officer
Jere M. Denton               Senior Vice President            47             7
Edward D. Doherty            Senior Vice President            57             5 (1)
Stephen M. Hoffner           Vice President -                 46             7
                             General Counsel
                             and Secretary
Howard C. Wadsworth          Vice President -                 49             4 (1)
                             Administration
                             and Treasurer
Tony M. Regan                Controller                       34             3 (1)


- - - - - - - ---------------------

(1) Mr. Doherty was President and Chief Executive Officer of Northlea Corporation for more than five years and a partner in the law firm of Russell, Patton & Hoffman from 1987 to 1989 prior to becoming Senior Vice President in 1989. Prior to joining the Company in October 1990, Mr. Wadsworth served for more than five years as the General Manager of Dorchester Hugoton, Ltd. Mr. Regan has been employed by the Company since July 1990, prior to which he was a certified public accountant with Ernst & Young for eight years.

Meetings and Committees of the Board of Directors

     During 1993, the Board of Directors of the Company held 8 regularly scheduled meetings. Each incumbent director attended more than 75% of the aggregate of the total number of such meetings and the total number of meetings held by all committees of the Board of Directors on which he served, except Mr. Whatley who was unable to attend 3 board meetings and one committee meeting.

     The Board of Directors of the Company has an Audit Committee composed of Preston A. Peak (Chairman), Sangwoo Ahn and Ralph A. Rehm. The functions of the Audit Committee, which held one meeting during 1993, include planning for the annual audit, review of the results of the examination of the Company's financial statements, approval of fee estimates for the annual audit and approval of non-audit services and consideration of the effect of such non-audit services on the auditors' independence. The Board of Directors of the Company also has a standing Compensation Committee composed of James R. Whatley (Chairman) and C.E. Bentley. The function of the Compensation Committee, which held one meeting in 1993, is to establish and review the compensation programs for the executive officers of the Company and its subsidiaries and to formulate, recommend and implement incentive, stock option or other bonus plans or programs for the officers and key employees of the Company and its subsidiaries. The Board of Directors of the Company also has an Executive Committee composed of James R. Whatley, Preston A. Peak and John R. Barnes. The function of the Executive Committee, which did not meet during 1993, is to exercise all of the powers, within certain limitations, of the Board of Directors in the management of the business of the Company during intervals between meetings of the Board.

     The Board of Directors of the Company also has a Nominating Committee, composed of non-employee directors, which has the duty and responsibility to consider and recommend future nominees to the Board of Directors of the Company. The Nominating Committee also considers nominees recommended by stockholders of the Company. Such recommendations for 1995 nominees must be submitted in writing by January 1, 1995, to Stephen M. Hoffner, Vice President and Secretary of the Company, 2400 Lakeside Boulevard, Richardson, Texas 75082. The submitted recommendations must be accompanied by a statement of qualifications of the recommended nominee and a letter from the nominee affirming that he will agree to serve as a director of the Company if elected by the stockholders.

                            EXECUTIVE COMPENSATION

Executive Officers

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company paid for the fiscal years ended December 31, 1993, 1992 and 1991 to the chief executive officer and the four most highly compensated executive officers of the Company whose cash compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                Long Term
                                   Annual Compensation                         Compensation
                            --------------------------------------       -------------------------
Name                                                                                       Number
and                                                                      Restricted          of        All Other
Principal                           Salary     Bonus         Other       Stock            Options/   Compensation
Position                    Year      (1)       (2)         (3)(4)       Awards(5)          SARS        (4)(7)
- - - - - - - ---------                   ----   --------    -----        ------       ----------       --------   ------------
John R. Barnes              1993   $313,296                                                            $  9,388
Chairman, President         1992    313,296                                                450,000        9,115
and Chief Executive         1991    313,296                               $90,000
Officer

Edward D. Doherty           1993    180,000   $ 88,000                                                    7,442
Senior Vice President       1992    180,000     57,180      $14,400                                      85,467(6)
                            1991    180,000                                22,500

Jere M. Denton              1993    180,000     12,000                                                    8,271
Senior Vice President       1992    180,000                                                               8,138
                            1991    180,000                                22,500

Howard C. Wadsworth         1993    150,000                                                               3,174
Vice President -            1992    150,000                  11,250                         15,000        3,361
Administration and          1991    150,000
Treasurer

Stephen M. Hoffner          1993    125,000                   1,129                                       4,589
 Vice President,            1992    123,938                   9,135                                       4,630
 General Counsel            1991    120,750
 and Secretary

- - - - - - - --------------------------

(1) Includes compensation representing employee contributions to the Company's thrift plan and health benefits plan.

(2) Annual incentive bonus amount earned during year indicated but paid in the following year.

(3) Consists of lump-sum payments in lieu of cost-of living only salary increases for the year 1992 and a portion of the year 1991 for Messrs. Doherty, Wadsworth and Hoffner, and supplemental pay in connection with a temporary foreign assignment for Mr. Hoffner during 1992 and 1993.

(4) In accordance with the transitional provisions applicable to the revised rules on executive officer and director compensation disclosure adopted by the Securities and Exchange Commission, amounts of Other Annual Compensation and All Other Compensation are excluded for the year 1991.

(5) In April 1991, Messrs. Barnes, Doherty and Denton were awarded stock grants of 400, 100 and 100 shares, respectively, of the Company's Adjustable Rate Cumulative Class A Preferred Stock, Series C ("Series C Preferred"). Series C Preferred has a nominal preference value of $1.00 per share and is only entitled to a dividend if the value of the Company's common stock increases. Dividends otherwise payable for a year in which the Company has a net loss will not be paid until redemption, liquidation or completion of a year in which the Company has a net profit. The Series C Preferred also has both mandatory and optional redemption provisions.

(6) Includes the value of 25,000 shares of previously restricted stock issued to Mr. Doherty in 1989, restrictions on which lapsed during 1992.

(7) Includes the Company's payments to its defined contribution thrift plan and the imputed value of Company-paid term life insurance for coverage in excess of $50,000. The defined contribution plan covers all full-time domestic employees of the Company. The plan allows for employee contributions of up to 12% of pay which may be directed to any of four investments, including Company stock. The initial 6% of employee contributions to the plan are matched by the Company with stock at a rate of 50% for Company stock investments and 25% for other investments. The Company also contributes the equivalent of an additional 2% of pay to the plan investment(s) of choice for each participant.

              Aggregated Option/SAR Exercises in Last Fiscal Year
                       And Fiscal Year End Option Values

                                                        Number of Unexercised        Value of Unexercised,
                            Shares                      Options Held at Fiscal            In-the-Money
                          Acquired on     Value              Year End               Options at Fiscal Year End
Name                      Exercise (1)   Realized    Exercisable  Unexercisable     Exercisable   Unexercisable
- - - - - - - ------------------        ------------  -----------  -----------  -------------     -----------   -------------
John R. Barnes                 -0-         $ -0-      146,250        303,750           $    -0-       $ -0-

Edward D. Doherty              -0-           -0-      195,000         55,000              3,750         -0-

Jere M. Denton                 -0-           -0-      178,936          5,000            118,439         -0-

Howard C. Wadsworth            -0-           -0-       65,000            -0-                -0-         -0-

Stephen M. Hoffner             -0-           -0-      150,000            -0-            108,750         -0-


- - - - - - - ---------------------------

(1) There were no options or SAR's exercised by the named executives or any other option holders during 1993. Options on 61,000 shares were exercised by other option holders at prices ranging from $1.50 to $2.25 per share during the year.

Directors' Fees

     In 1993, each member of the Board of Directors of the Company who was not also an employee of the Company was paid an annual retainer of $20,000 in lieu of any attendance fees for board or committee meetings. Through April 12, 1994, outside directors have been granted non-qualified options to purchase 130,000 shares of Common Stock at an average price of $4.33 per share, representing 100% of the fair market value of the common stock on the dates of grant. These options each provide for expiration at the end of 10 years from the date of grant or within three months after such person ceases to be a director of the Company, which ever is sooner. At April 12, 1994, Messrs. Ahn, Bentley, Peak and Whatley held options to purchase 30,000 shares each and Mr. Rehm held options to purchase 10,000 shares of the Company's Common Stock.

Certain Transactions

     In February 1993, Mr. Rehm, who is currently a director standing for reelection, began a special foreign assignment on behalf of one of the Company's German subsidiaries. From March through December 1993, Mr. Rehm received remuneration for his services at the rate of approximately $14,600 per month and reimbursement of recurring travel and living expenses of approximately $3,600 per month, which amounts were borne by the subsidiary. Although his current foreign assignment is expected to conclude in May 1994, Mr. Rehm may be asked to perform other special assignments for the Company from time to time and, accordingly, would receive appropriate remuneration and expense reimbursement for any such services.

Termination Agreements

     From time to time, the Company has entered into termination agreements with key employees of the Company and its subsidiaries which provide, as amended, that the Company will pay into an escrow account an amount equal to the then current annual base salary of the employee if (i) shares of Common Stock of the Company have been acquired other than directly from the Company by one person or corporation who thereby becomes the owner of more than 10% of the issued and outstanding shares of Common Stock of the Company, or (ii) any shareholder or other person or corporation has made a tender offer for shares of Common Stock of the Company. If after either of the foregoing events occurs, the employment of the employee terminates, voluntarily or involuntarily, for any reason other than for cause, disability, retirement at normal age, or death, the escrow agent will pay the escrowed sum to the employee immediately upon his demand, but only if (i) a new director of the Company is elected who was not nominated by management of the Company, or (ii) more than 20% of the issued and outstanding shares of Common Stock of the Company are owned by one person or corporation other than a person who is a present officer or director of the Company. In addition, Messrs. Barnes, Denton and Doherty entered into termination agreements which provide that should their employment be terminated as a consequence of a change in control, the Company will pay each individual an amount equal to 299% of their average salary for the five years prior to the change of control as defined in the agreement. At present, 7 officers and key employees of the Company and its subsidiaries have entered termination agreements with the Company. If a change of control of the Company as set forth above were to occur at the present time, an aggregate of $2,556,534 would be payable to these individuals.

Compensation Committee Interlocks and Insider Participation

     In addition to Messrs. Whatley and Bentley, William E. Cornell served on the Company's Compensation Committee until his resignation from the Board of Directors effective August 15, 1993. Mr. Whatley was formerly an officer of the Company.

Board Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors is responsible for establishing the types and levels of compensation for executive officers of the Company, and will administer its 1994 Stock Incentive Plan ("1994 Plan") recently adopted by the Board of Directors subject to requisite stockholder approval. The Compensation Committee is composed of two independent, non-employee directors, among whom only Mr. Whatley has ever previously served as an officer of the Company. Following review and approval by the Committee, decisions relating to executive compensation are typically reported to the full Board of Directors.

     The Committee has directed the preparation of this report and has approved its contents and its submission to the stockholders. As provided by the rules of the Securities and Exchange Commission, this report is not deemed to be filed with the Commission nor incorporated by reference into any prior or future fillings under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

     Levels of executive compensation, in the Committee's opinion, generally should be determined based upon the performance of the Company and the contributions of individual officers to such performance and in comparison to persons with comparable responsibilities in business enterprises similar in size or nature. Compensation plans should align executive compensation with returns to stockholders giving due consideration to the achievement of both long-term and short-term objectives. Such compensation policies and practices have allowed the Company to attract, retain and motivate its key executives.

     The compensation of the officers of the Company consists primarily of base salaries and the opportunity to participate in certain incentive arrangements, including the 1994 Plan, the grant of contractual non-qualified stock options and awards of the Company's Adjustable Rate Cumulative Class A Preferred Stock, Series C Preferred ("Series C Preferred"). Officers have also previously participated in the Company's 1984 stock option plan ("1984 Option Plan") which expired by its own terms in March 1994. The value of these plan benefits is or was directly related to the future performance of the Company's common stock.

     In addition, two of the named executive officers, Messrs. Denton and Doherty, are entitled to receive cash bonuses related to earnings performance in the areas of operation under their individual responsibility. Each will be paid a cash bonus equal to 2% of the annual increase in before-tax profits from subsidiaries under their direct supervision for a three year period commencing in 1991, and thereafter, on a year to year basis. The Committee believes that an improvement in pre-tax earnings is an appropriate standard for measuring subsidiary performance and directly links the individual participant's total potential remuneration with the accomplishment of established growth targets. As a result of attaining such goals in 1993, Mr. Doherty and Mr. Denton received incentive bonus payments of $88,000 and $12,000, respectively. This incentive arrangement has been extended to Messrs. Doherty and Denton for 1994.

     Just like all other full-time Company employees, the named executive officers are also eligible to participate in the Company's defined contribution thrift plan. The Committee believes that this plan encourages longer-term employment through gradual service-based vesting of Company contributions. By virtue of larger employer matching contributions relative to participant contributions invested in the Company's common stock, the Committee provides an incentive to the employees, including the named executive officers, who elect to tie their own financial interests, in part, to those of the Company's stockholders.

     During 1993, with management's recommendation, the base salaries of the executive officers, including the chief executive, were not increased. The decision in this regard was based primarily on Company-wide efforts to reduce costs in order to mitigate, in part, the disappointing financial results from 1992. In establishing levels of executive compensation, the Committee reviews the performance of similar businesses, as well as business in general, and the compensation levels of persons with comparable responsibilities. Salaries are also based on an assessment of each individual's performance, experience and other factors relevant to comparison with compensation data contained in published and well recognized surveys. The Committee believes that salaries and total compensation of the executive officers ranks within close proximity or below the median level of most comparative data.

     The Company offers additional incentive for stock growth and total stockholder return through the use of two plans whose benefits depend on common stock performance. Shares of Series C Preferred were issued in 1991, as described in the Summary Compensation Table and no further awards were made in 1992 or 1993. Stock options have been granted to executive officers and other employees of the Company, from time to time, pursuant to the 1984 Option Plan, primarily based upon the executive's or employee's ability to influence the Company's future business objectives. All outstanding options granted pursuant to the 1984 Option Plan were granted at not less than 100% of the fair market value of the Company's Common Stock on the dates such options were granted. The Committee believes that stock options, stock appreciation rights and stock grants are a desirable form of long-term compensation that closely connect the interests of management with stockholder value. Accordingly, upon termination of the 1984 Option Plan, the Board adopted the 1994 Plan which provides for the grant of stock options and stock appreciation rights. No awards have been made yet under the 1994 Plan which is being proposed for stockholder approval at the next annual shareholder's meeting.

     Under the 1984 Option Plan, stock options have been granted to certain of the named executive officers after the Committee had reviewed individual awards, taking into consideration relative accountability, anticipated performance requirements and contributions of each executive officer. The award to Mr. Barnes in 1992 was made separately and outside of the 1984 Option Plan and was based, among other things, on the Committee's perception of his expected contributions to the Company's achievement of long-range performance goals.

During 1993, no stock options were granted either pursuant to or outside of the 1984 Option Plan to any of the named executive officers. The same factors will also be considered in the future when benefits are awarded under the 1994 Plan.

                                         Compensation Committee

                                         James R. Whatley, Chairman
                                         C.E. Bentley


Performance Graph

     The following graph compares the cumulative total stockholder return on the Common Stock of the Company with the New York Stock Exchange and a peer group of eight industry-related companies which, in addition to the Company, include ABM Industries, Buckeye Partners L.P., GATX Corp., Interprovincial Pipe Line Systems, Safety Kleen Corp., Santa Fe Pipe Line Partners, L.P. and Team Inc., for the period January 1, 1989 to December 31, 1993, assuming an initial investment of $100 and the reinvestment of all dividends.

                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                   OF COMPANY, PEER GROUP AND BROAD MARKET

- - - - - - - -----------------------------FISCAL YEAR ENDING--------------------------------
COMPANY               1988      1989      1990      1991      1992       1993
KANEB SERVICES INC     100      235.29    170.59    200.00    152.94     135.29
PEER GROUP             100      126.72    135.45    154.55    152.59     172.59
BROAD MARKET           100      127.57    122.36    158.35    165.80     188.25

                     PROPOSED 1994 STOCK INCENTIVE PLAN

General

     The Company has previously adopted or assumed through the acquisition of other companies various stock option plans covering shares of Common Stock of the Company. On March 26, 1994, the Company's only remaining stock option plan expired by its own terms. The Board of Directors believes that the availability of the Company's Common Stock under a stock option program promotes the interests of the Company and its shareholders by providing substantial incentives to attract and retain employees capable of furthering the future success of the Company and by aligning their economic interests with those of the Company's shareholders. Accordingly, the Board of directors adopted the 1994 Stock Incentive Plan (the "1994 Plan"), effective March 24, 1994.

     Under the 1994 Plan, a total of 1,600,000 shares of Common Stock of the Company are reserved for options or SARs and all employees, including officers, of the Company or any of its subsidiaries, are eligible to participate. The shares reserved for the 1994 Plan are subject to adjustment or substitution in the event of a subdivision or consolidation of shares, other capital adjustments, stock dividends, increases in shares without receipt of consideration and decreases in shares without distribution of property. Further, commencing January 1, 1995, the shares reserved for the 1994 Plan are subject to an increase of 5% per year of the amount, if any, by which the total number of shares of Common Stock outstanding as of the last day of the Company's fiscal year exceeds the total number of shares of Common Stock outstanding as of the first day of such fiscal year.

     The 1994 Plan is to be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The members of this Committee are not eligible to receive options under the 1994 Plan while serving on the Committee and are not eligible to receive such options for the year prior to serving on the Committee. The Committee will designate the persons to whom the options are to be granted, will fix the number of shares to be subject to each option and will fix the option price. Options granted under the 1994 Plan will be evidenced by option agreements in a form to be determined by the Committee. No awards have been granted under the 1994 Plan.

     The 1994 Plan authorizes the grant of stock appreciation rights ("SARS"), non-qualified options and incentive stock options ("ISOs") intended to qualify under Section 422 of the Internal Revenue Code of 1986 (the "Code"). Options may be granted with or without tandem SARs and SARs may be granted with or without a related option. The Committee may issue new options or SARs in exchange for previously granted options or SARs including those previously granted having higher exercise prices. Likewise, the Committee may substitute new options for previously granted SARs or new SARs for previously granted options including those SARs or options that were granted at higher exercise prices. No participant under the 1994 Plan may be granted ISOs or tandem SARs which are first exercisable in any calendar year for Common Stock having an aggregate fair market value, determined as of the date of grant, exceeding $100,000.

     Under the 1994 Plan, the exercise price per share for Common Stock covered by the options or SARs will be at such price as may be determined by the Committee, but not less than 100% of the fair market value of the Common Stock on the date the option or SAR is granted, and the term of each option or SAR cannot be longer than 10 years. Options will not be transferrable except by will or by descent and distribution. If any holder ceases to be an employee of the Company or any subsidiary for reason other than death, total disability or attainment of normal retirement age, his option or SAR may be exercised within 30 days of the date of termination of employment, or within 90 days provided such termination occurs more than two years after the granting of the option or SAR. Upon the total disability or attainment of retirement age by the holder, the option or SAR may be exercised in full within 90 days of the date of disability or retirement, and if a holder dies, his option, if otherwise valid, may be exercised by his estate within 180 days of the date of his death.

     Upon exercise of any option under the 1994 Plan, the purchase price for the shares as to which an option is exercised shall be paid in full in cash at the time of exercise, except that in lieu of cash, a holder may exercise an option by tendering to the Company shares of Common Stock owned by the holder and having a fair market value equal to the cash exercise price. The fair market value of each share of such tendered stock shall be the closing sale price of a share of Common Stock of the Company on the New York Stock Exchange on the date of the option exercise, or if the Common Stock was not traded on such exchange on that date, then on the next preceding date on which the Common Stock was traded on such exchange. Upon exercise of a SAR, the holder would receive an amount equal to the excess of the fair market value of the Company's Common Stock on the date of exercise over its fair market value on the date of grant. The amount is payable in cash or the equivalent in shares of the Company's Common Stock at the discretion of the Committee.

     No options may be granted under the 1994 Plan after March 23, 2004, on which date the 1994 Plan shall expire. The 1994 Plan is subject to amendment, suspension or termination by the Board of Directors of the Company except that the Board may not, without further stockholder approval, increase the total number of shares as to which awards may be granted under the 1994 Plan, change the class of employees eligible to receive options or SARs or extend the term of the 1994 Plan. No modification or amendment may effect the rights of a participant under an outstanding award.

     The Company is submitting the 1994 Plan to stockholders for approval, in part, for the purposes of qualifying the 1994 Plan for the grant of ISOs and to enable the recipients of options to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Securities Exchange Act of 1934. As a result of revisions to the regulations under Section 16(b), so long as certain criteria are met, an executive officer receiving an option award may be able to exercise such option and sell the underlying shares of Common Stock on the same day without incurring short-swing profit recapture liability under Section 16(b). The ability to concurrently exercise the option and sell the Common Stock eliminates the market risk to the participant in exercising the option in the event that the market price is above the exercise price.

     The exercise of options will have a dilutive effect on the ownership interests of existing stockholders. Further, the exercise of options may render more difficult or discourage, a merger, tender offer or other takeover attempt even if such transaction would be beneficial to stockholders generally, the assumption of control by a holder of a large block of the Company's Common Stock, a proxy contest or the removal of incumbent management.

Federal Income Tax Consequences

     No income would result to a holder upon the granting of any options or SARs under the 1994 Plan. Upon the exercise of a nonqualified stock option, the amount by which the fair market value of the shares on the date of exercise exceeds the option price would be taxed to the holder as ordinary compensation income. The Company would be entitled to a deduction in the same amount. Upon a subsequent sale of any of those shares, the holder would realize capital gain or loss (long-term or short-term, depending on whether the shares were held for more than twelve months before sale) in an amount equal to the difference between his tax basis in the shares and the selling price.

     The holder of an ISO would not be subject to federal income tax upon the exercise of the ISO, and the Company would not be entitled to a tax deduction by reason of the exercise. A sale of the shares received upon the exercise of an ISO which occurs both more than one year after the exercise of the ISO and more than two years after the grant of the ISO would result in the realization of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the option price for the shares. Generally, upon a prior disposition of the shares, the holder would recognize ordinary compensation income equal to the lesser of (i) the excess of the fair market value of the shares on the date of transfer to the holder over the option price or (ii) the excess of the amount realized on the disposition over the option price for the shares. The excess of the fair market value of the shares at the time of the exercise of an ISO over the option price is an item of tax preference subject to the alternative minimum tax, unless a subsequent disqualifying disposition occurs.

     Upon the exercise of SARs, the holder would realize ordinary compensation income in an amount equal to the sum of the cash and/or the fair market value of the shares received upon exercise, and the Company would be entitled to a corresponding deduction. If the holder receives shares upon exercise of SARs, the shares would have a tax basis of their fair market value on the date of exercise, and the holding period of the shares would commence on the day following that date. A subsequent sale of those shares would have the same tax consequence as the sale of shares acquired pursuant to a nonqualified stock option.

     The preceding discussion is based upon the Code as presently in effect, which is subject to change, and does not purport to be a complete description of the federal income tax aspects of options and SARs under the 1994 Plan.

Market Price of Common Shares

     The closing price of the Company's Common Stock on the New York Stock Exchange on April 12, 1994 was $3.38 per share.

     The complete text of the 1994 Plan is attached to this Proxy Statement as Appendix A hereto. The affirmative vote of a majority of the shares of Common Stock of the Company represented in person or by proxy and voted at the meeting will be necessary for approval of the 1994 Plan. The Board of Directors of the Company recommends a vote FOR the approval of the 1994 Plan.

                              INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors of the Company has not met to select the principal accountants to audit the accounts of the Company for the calendar year ending December 31, 1994. Price Waterhouse, the Company's independent auditors for the calendar year ended December 31, 1993, has advised the Company that it will have in attendance at the Annual Meeting of Stockholders a representative who will respond to appropriate questions presented at such meeting regarding the Company's financial results and condition at the close of its most recent fiscal year. Representatives of the firm will be afforded an opportunity to make statements if they wish to do so.

                       PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposals of holders of Common Stock of the Company intended to be presented at the Annual Meeting of Stockholders of the Company to be held in 1995 must be received by the Company, addressed to Stephen M. Hoffner, Vice President and Secretary of the Company, 2400 Lakeside Boulevard, Richardson, Texas 75082, no later than January 1, 1995 to be included in the Proxy Statement and form of proxy relating to that meeting. If the date of the 1995 annual meeting is advanced by more than 30 calendar days or delayed by more than 90 calendar days from the date of the 1994 annual meeting to which this Proxy Statement relates, the Company will inform stockholders of such change and the date by which proposals of stockholders must be received.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters than those described above which are likely to come before the meeting. If any other matters properly come before the meeting, persons named in the accompanying form of proxy intend to vote such proxy in accordance with their best judgement on such matters. A copy of the Company's 1993 Annual Report is being mailed, concurrently with the mailing of this Proxy Statement, to stockholders who have not previously received a copy of the Annual Report.

                                         By Order of the Board of Directors



                                         John R. Barnes
                                         Chairman of the Board, President
                                         and Chief Executive Officer
     Dated: April 25, 1994

                                                                    APPENDIX A

                              KANEB SERVICES, INC.
                           1994 STOCK INCENTIVE PLAN


Purpose

     This plan is intended to assist the Company in recruiting and retaining employees with ability and initiative by enabling employees to participate in its future success and to associate their interests with those of the Company and its shareholders. The plan is intended to permit the grant of SARs, and the grant of both Options qualifying under Section 422 of the Code ("incentive stock options") and Options not so qualifying. No option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

Article I

Definitions

1.01 "Agreement" means a written agreement (including any amendment or
     supplement thereto) between   the Company and a Participant specifying the
     terms and conditions under which an Option or SAR is granted to such Participant.
1.02 "Board" means the Board of Directors of the Company.
1.03 "Code" means the Internal Revenue Code of 1986, and any amendments thereto.
1.04 "Committee" means the Compensation Committee of the Board appointed to administer the Plan.
1.05 "Common Stock" means the Common Stock, without par value, of the Company.
1.06 "Company" means Kaneb Services, Inc., a Delaware corporation.
1.07 "Corresponding SAR" means an SAR that is granted in relation to a particular Option and that can be exercised only upon surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.
1.08 "Date of Exercise" means (i) with respect to a particular Option, the date that the Option price is received by the Company and (ii) with respect to an SAR, the date that the notice of exercise is received by the Company.
1.09 "Fair Market Value" means, on any given date, the closing price of the Common Stock. If the Common Stock was not traded on such date, then the "Fair Market Value" is determined with reference to the preceding day that the Common Stock was so traded.
1.10 "Initial Value" means with respect of an SAR, the Fair Market Value of one share of Common Stock on the date of grant, as set forth in the Agreement.
1.11 "Option" means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.
1.12 "Participant" means an employee of the Company or an Affiliate, including an employee who is a member of the Board, who satisfies the requirements of
     Article III and is selected by the Committee to receive an Option, an SAR, or a combination thereof.
1.13 "Plan" means The Kaneb Services, Inc. 1994 Stock Incentive Plan.
1.14 "SAR" means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in the Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, at the election of the Committee, payable in cash or the equivalent value in Common Stock, of the Fair Market Value on the Date of Exercise over the Initial Value. References to "SARs" include both Corresponding SARS and SARs granted independently of Options unless the context requires otherwise.
1.15 "Subsidiary" means any "subsidiary corporation" as such term is defined in
     Section 424 of the Code.

ARTICLE II

Administration

     Except as provided in this Article II, the Plan shall be administered by the Committee. The Committee shall have the authority to grant Options and SARs upon such terms (not inconsistent with this Plan) as the Committee shall consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, or SAR award. All expenses of administering this Plan shall be borne by the Company.

     The Committee, in its discretion, may delegate to one or more officers of the Company, all or part of the Committee's authority and duties with respect to Participants who are not subject to reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, as in effect from time to time.

     In the event of such delegation, references in the Plan to the Committee shall be encompassed by the delegation, references in the Plan to the Committee shall be interpreted as a reference to the Committee's delegate or delegates. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

ARTICLE III

Eligibility

3.01 General.  Any employee of the Company or of any Subsidiary (including any
     -------
corporation that becomes a Subsidiary after the adoption of this Plan) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Company or a Subsidiary. Any such employee may be granted one or more Options, SARs, or Options and SARs. A Director of the Company who is an employee of the Company or a Subsidiary may be granted Options or SARs under this Plan.

3.02 Grants.  The Committee will designate individuals to whom Options and SARs
     ------
are to be granted and will specify the number of shares of Common Stock subject to each award or grant. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. All Options and SARs granted, under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may adopt. The Committee may substitute new Options or SARs for previously granted Options or SARs including those previously granted having higher exercise prices. The Committee may also substitute new SARs for previously granted Options or new Options for previously granted SARs including those SARs or Options theretofore granted having higher exercise prices. No Participant may be granted incentive stock options or related SARs (under all incentive stock option plans of the Company and its Subsidiaries) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an option is granted) exceeding $100,000. The preceding annual limitation shall not apply with respect to Options that are not incentive stock options.

ARTICLE IV

Stock Subject to Plan

4.01 Source of Shares.  Upon the exercise of any Options or SARs, the Company
     ----------------
may issue authorized but unissued Common Stock or Common Stock held by the Company in its Treasury for delivery to the Participant (or to the Participant's broker if the Participant so directs).

4.02 Maximum Number of Shares.  The maximum aggregate number of shares of Common
     -------------------------
Stock that may be utilized pursuant to the exercise of Options and SARs under this Plan is 1,600,000, subject to increases and adjustments as provided in this
Article IV and Article VIII.

4.03 Replenishment.  The maximum number of shares authorized for issuance under
     --------------
this Plan under Section 4.02 shall be increased each year by 5% (the Replenishment Percentage) of the amount, if any, by which the total number of shares of Common Stock outstanding as of the last day of the Company's fiscal year exceeds the total number of shares of Common Stock outstanding as of the first day of such fiscal year. The issuance of shares of Common Stock under this Plan and the application of Article VIII shall be disregarded for purposes of applying the preceding sentence. This section 4.03 shall first apply to the fiscal year beginning on January 1, 1995.

4.04 Incentive Stock Options.  Section 4.02 to the contrary notwithstanding, the
     ------------------------
maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options that are incentive stock options under this Plan is 1,600,000, subject to adjustments as provided in Article VIII.

4.05   Forfeitures.  If an option or SAR is terminated, in whole or in part, for
       ------------
any reason other than its exercise, the number of shares of Common Stock allocated to the Option or SAR or portion thereof may be reallocated to other Options or SARs to be granted under this Plan.

ARTICLE V

Option Price

     The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant; provided, however, that the price per share for Common Stock purchased on the exercise of any Option, including an Option that is an incentive stock option, shall not be less than the Fair Market Value on the date the Option is granted.

ARTICLE VI

Exercise of Options

6.01 Maximum Option or SAR Period.  The maximum period in which an Option or SAR
     -----------------------------
may be exercised shall be determined by the Committee on the date of grant except that no Option that is an incentive stock option and any Corresponding SAR that relates to such Option shall be exercisable after the expiration of 10 years from the date the Option or SAR was granted. The terms of any Option or SAR may provide that it is exercisable for a period less than such maximum period.

6.02 Transferability.   Any Option or SAR granted under this Plan shall be
     ----------------
nontransferable except by will or by laws of descent and distribution. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the Option or SAR is granted, the Option or SAR may be exercised only by the Participant. No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.03 Employee Status.  For purposes of determining the applicability of Section
     ----------------
422 of the Code (relating to incentive stock options), or in the event that the terms of any Option or SAR provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment. In the absence of terms established in an Option and or SAR Agreement by the Committee, the following shall apply:

     (a) Death.  In the event of death while employed, Options and SARs may be
         ------
exercised for a period of one hundred eighty (180) days after the Participant's death or until the expiration of the Option or SAR (if sooner), to the extent of the shares with respect to which the Option or SAR could have been exercised by the Participant on the date of the Participant's death, by the Participant's estate or personal representative, or by the person who acquired the right to exercise the Option or SAR by bequest or inheritance or by reason of the Participant's death;

     (b) Disability.  In the event of termination of employment as the result of
         -----------
a total and permanent disability (as defined in Section 105(d) (4) of the Code), the Option or SAR may be exercised by the Participant or his guardian for a period of ninety (90) days after the Participant's termination or until expiration of the Option or SAR period (if sooner) to the extent of the shares with respect to which the Option or SAR could have been exercised by the Participant on the date of such termination;

     (c) Termination.  Provided an Option or SAR has been in effect for at least
         ------------
two (2) years, a Participant may exercise such Option or SAR in the event the Company terminates his employment without cause for a period of ninety (90) days after the Participant's termination or until expiration of the Option or SAR period (if sooner) to the extent of the shares with respect to which the Option or SAR could have been exercised by the Participant on the date of termination. Termination of employment by the Company without cause in the case of Options or SARs which have been in effect for less than two (2) years, or, the voluntary termination of a Participant not specifically covered under paragraphs (b) or
(d) of this Section 6.03, shall result in allowing the Participant a period of thirty (30) days after the Participant's termination or until expiration of the Option or SAR period (if sooner) to the extent of the shares with respect to which the Option or SAR could have been exercised by the Participant on the date of termination. For purposes of this paragraph, "cause" shall be defined to mean a Participant's willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Company;

     (d) "Retirement".  In the event of retirement from employment, a
         -------------
Participant may exercise Options or SARs for a period of ninety (90) days after the Participant's retirement or until expiration of the Option or SAR period (if sooner) to the extent of the shares with respect to which the Option or SAR could have been exercised by the Participant on the date of retirement. For purposes of this paragraph, "retirement" shall mean the voluntary or involuntary termination of employment by the Company of the Participant after his attainment of 55 years of age, and whose employment was not terminated for cause as defined in paragraph (c) above.

6.04 Terms.  The Committee may provide for the terms of the Participant's
     ------
eligibility to exercise Options or SARs in installments or under any such conditions and restrictions as it may determine. In the absence of such terms established in an Option or SAR Agreement by the Committee, the Option or SAR shall be exercisable in its entirety on the date of grant, subject to any applicable law or statute and as otherwise provided for in this Article VI, including the proviso that any participant who is required to report under
Section 16 of the Securities Exchange Act of 1934 may not exercise an Option or related SAR prior to the lapse of six months from the date of its grant.

ARTICLE VII

Method of Exercise

7.01 Exercise.  An Option or SAR granted under this Plan shall be deemed to have
     ---------
been exercised on the Date of Exercise. Subject to the provisions of Articles VI and IX, an Option or SAR may be exercised in whole at any time or in part at any time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number of whole shares for which the Option or SAR could be exercised. A partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan and the applicable Agreement with respect to remaining shares subject to the Option or related to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of shares with respect to which the Option or Corresponding SAR is exercised.

7.02 Payment.  Unless otherwise provided by the Agreement, payment of the Option
     --------
price shall be made in cash, a cash equivalent acceptable to the Committee, or in Common Stock. All or part of the Option price may be paid by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the Option price, the shares surrendered must have a Fair Market Value (determined as of the day preceding the Date of Exercise) that is not less than such price or part thereof. A fractional share of Common Stock shall not be deliverable upon the exercise of an SAR or Option but a cash payment will be made in lieu thereof.

7.03 Shareholder Rights.  No Participant shall have any rights as a stockholder
     -------------------
with respect to shares subject to his Option or SAR until the Date of Exercise of such Option or SAR.

ARTICLE VIII

Adjustment Upon Change in Common Stock

8.01   General.  The maximum number of shares as to which Options and SARs may
       --------
be granted under this Plan and the Replenishment Percentage of Section 4.03 shall be proportionately adjusted, and the terms of outstanding Options and SARs shall be adjusted, as the Committee shall determine to be equitably required in the event that the Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares. Any determination made under this
Article VIII by the Committee shall be final and conclusive. This issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect and no adjustment by reason thereof shall be made with respect to, outstanding Options or SARs. The Committee may grant Options, and may grant SARs in substitution for stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or a Subsidiary in connection with a transaction described in the first paragraph of this Article
VIII. Notwithstanding any provision of the Plan (other than the limitation of Article IV), the terms of such substituted Option or SAR grants shall be as the Committee, in its discretion, determines is appropriate.

8.02 Liquidation or Dissolution.  In case the Company shall, at any time while
     ---------------------------
any unexercised Option or SAR shall be in force and remain unexpired under this Plan, (1) sell all or substantially all its property and thereafter distribute in partial or total liquidation of the Company, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise of Options or SARs (in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. In the event that the Company shall, at any time prior to the expiration of any Option or SAR make any partial distribution of its assets (but not including dividends payable in capital stock of the Company), in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the exercise prices then in effect with respect to each outstanding Option or SAR shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

8.03 Change of Control.  The following acceleration and valuation provisions
     ------------------
shall apply in the event of a "Change of Control" or "Potential Change of Control," as defined in this Section 8.03:

     (a) In the event of a "Change of Control" as defined in paragraph (b)(1) of this Section 8.03, unless otherwise determined by the Committee or Board in writing at or after grant but prior to the occurrence of such Change of Control, or, if and to the extent so determined by the Committee or the Board at or after grant, in the event of a "Potential Change of Control," any Options or SARs awarded under the Plan not previously exercisable, shall be fully exercisable.

     (b)  Definitions.
          ------------

     (1) For the purposes of this Section 8.03, "Change of Control" means the occurrence of any one or more of the following events:

          (i) any Person (defined below) becomes the Beneficial Owner (defined below) of securities of the Company having 20% or more of the total votes that may be cast for the election of directors of the Company; or

          (ii) the stockholders of the Company approve the sale or other disposal of all or substantially all of the assets of the Company (including a plan of liquidation or dissolution) or the merger or consolidation of the Company with or into another corporation, in accordance with the requirements of the Certificate of Incorporation of the Company and applicable law; or

          (iii) as a result of or in connection with any tender offer, exchange offer, merger or other business combination, sale of assets or contested election of directors, or any combination of the foregoing, the individuals who are directors of the Company immediately prior to such event shall cease to constitute the majority of the Company's Board.

     (2) For purposes of this Section 8.03, a "Potential Change of Control" means the entering into an agreement by the Company, the consummation of which would result in a "Change of Control" of the Company as defined in paragraph (b)(1) of the Section 8.03.

     (3) A "Person" means any individual, firm corporation, partnership, trust or other entity. Two or more Persons who agree to act together for the purpose of acquiring, holding, voting, or disposing of securities of the Company shall be deemed a "Person". Excluded from the definition of "Person" are the Company and any Affiliates of the Company, whether individually or in any combination.

     (4) A Person is a "Beneficial Owner" of securities of the Company if such Person or any of such Person's Affiliates (defined below) or Associates (defined below) has or shares, directly or indirectly, through any contract, arrangement, understanding or otherwise, the power to vote or direct the voting of securities of the Company or the power to dispose or direct the disposition of securities of the Company. A Person shall be the "Beneficial Owner" of securities of the Company that such

     Person or any of such Person's Affiliates or Associates has the right to become the "Beneficial Owner" of (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants, options, or otherwise.

     (5) An "Affiliate" of a specified Person is a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

     (6) An "Associate" of a specified Person is (i) any corporation or organization (other than the Company or any Subsidiary of the Company) of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, or (iii) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of the Company or any Subsidiary or Parent (defined below) of the Company.

     (7) A "Parent" of a specified Person is an Affiliate controlling such Person directly, or indirectly through one or more intermediaries.

     (8) "Securities" of the Company for the purposes of this Section 8.03 shall mean, unless the context requires otherwise, equity securities of the Company or any Subsidiary or Parent or any securities or instruments entitling the holder thereof to acquire upon exercise, exchange or conversion thereof equity securities of the Company, entitles the holder, by trust, proxy or any other agreement, arrangement or understanding or otherwise, to vote in the election of directors of the Company.

ARTICLE IX

Compliance With Law and Approval of Regulatory Bodies

     No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance will all applicable federal and state laws and regulations (including without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Common Stock Shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE X

General Provisions

10.01  Effect on Employment.  Neither the adoption of this Plan, its operation,
       ---------------------
nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or in any way effect any right and power of the Company or a Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor.

10.02  Unfunded Plan.  The Plan, insofar as it provides for grants, shall not be
       --------------
required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

10.03  Rules of Construction.  Headings are given to the articles and sections
       ----------------------
of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

ARTICLE XI

Amendment

     The Board may amend or terminate this Plan from time to time, provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan or (ii) the amendment changes the class of individuals eligible to become Participants or (iii) the amendment extends the duration of the Plan, as defined in Article XIII. No amendment shall without a Participant's consent adversely affect any rights of such Participant under any Option or SAR outstanding at the time such amendment is made.

ARTICLE XII

Duration of Plan

     No Option or SAR may be granted under this Plan more than 10 years after the earlier of the date that the Plan is adopted by the Board or the date that the Plan is approved by the shareholders as provided for in Article XIII. Options and SARs granted before that date shall remain valid in accordance with their terms.

ARTICLE XIII

Effective Date of Plan

     Options and SARs may be granted under this Plan upon its adoption by the Board, provided that no Option or SAR will be effective unless this Plan is approved by shareholders holding a majority of the Company's outstanding voting stock voting either in person or by proxy at a duly held shareholders' meeting within twelve months of such adoption.

                            KANEB SERVICES, INC.
            PROXY - ANNUAL MEETING OF STOCKHOLDERS - MAY 20, 1994
         This Proxy is solicited on behalf of the Board of Directors

    The undersigned hereby appoints JOHN R. BARNES and HOWARD C. WADSWORTH, and any one or both of them, with power of substitution in each, proxies for the undersigned, to represent the undersigned and to vote all the Common
Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders to be held on May 20, 1994 at 10:00 a.m., Central Daylight Savings Time, at the offices of Kaneb Pipe Line Company located at 100 North Broadway, Wichita, Kansas or at any adjournment thereof.
    The Proxies are authorized to vote in their discretion upon all matters properly brought before the meeting, including any matter of which Management was not aware a reasonable time before the solicitation of this proxy.

1. Election of the six directors who are to be elected by the holders of Common Stock: Sangwoo Ahn, John R. Barnes, C.E. Bentley, Preston A. Peak, Ralph A. Rehm and James R. Whatley

    [ ] FOR All Nominees                         [ ] WITHHELD for All Nominees

Withheld for the following only (write the name of the nominee(s) on the space below)

- - - - - - - -------------------------


2.  Proposal to adopt the Kaneb Services, Inc. 1994 Stock Incentive Plan

    [ ] FOR              [ ] AGAINST             [ ] ABSTAIN

3. To transact such other business as may properly come before the meeting or any adjournment thereof; all as more particularly described in the Proxy Statement, dated April 25, 1994, relating to such meeting, receipt of which is hereby acknowledged.

    The shares represented by this proxy will be voted as directed by the stockholder. If no direction is made, this proxy will be voted FOR all Nominees and FOR Proposal 2.

                               Dated __________________________, 1994

                               -----------------------------------------------

                               -----------------------------------------------
                               Signature of Stockholder

                               Please mark, date and sign as your name(s) appear(s) to the left and return it in the enclosed envelope. If acting as an executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.